Exhibit 10.2

AMENDMENT NO. 1 TO SALES AGREEMENT

November 10, 2022

Chinook Therapeutics, Inc.

400 Fairview Avenue North, Suite 900

Seattle, WA 98109

Ladies and Gentlemen:

Chinook Therapeutics, Inc., a Delaware corporation (the “Company”), together with SVB Securities LLC (formerly SVB Leerink LLC) (“SVB Securities”) and Cantor Fitzgerald & Co. (“Cantor”; each individually an “Agent” and together, the “Agents”), are parties to that certain Sales Agreement dated April 7, 2021 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.  The Company and the Agents desire to amend the Original Agreement as set forth in this Amendment No. 1 thereto (this “Amendment”) as follows:

1.The first paragraph of Section 1 of the Original Agreement shall be deleted in its entirety, and the following shall be inserted in lieu thereof:

“The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through or to the Agents up to an aggregate of $225,000,000 of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), as sales agent or principal, subject to the limitations set forth in Section 5(c) (the “Placement Shares”); provided that the Company may only may issue and sell through or to the Agents up to an aggregate of $150,000,000 of Placement Shares after November 10, 2022. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the aggregate gross sales price of Placement Shares that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and that the Agents shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through the Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company with the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to issue any Placement Shares. ”

2.The second paragraph of Section 1 of the Original Agreement shall be deleted in its entirety, and the following shall be inserted in lieu thereof:

“The Company shall file, or has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission (a) a registration statement on Form S-3, including a base prospectus (the “Base Prospectus”), relating to certain securities, including the Common Stock, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), and (b) a prospectus supplement to the Base Prospectus specifically relating to the Placement Shares to be issued from time to time pursuant to this Agreement (such prospectus supplement, together with the Base Prospectus, the “ATM Prospectus”). The Company will furnish to the Agents, for use by the Agents, copies of the ATM Prospectus. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable, with respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or Rule 462(b) under the Securities Act, is herein called the “Registration Statement.” The ATM Prospectus, including all documents incorporated therein by reference, as it may be supplemented by any prospectus supplement, in the form most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus” (as used herein, as defined in Rule 433 under the Securities Act (“Rule 433”)), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.””

3.The second sentence of the third paragraph of Section 1 of the Original Agreement shall be deleted in its entirety, and the following shall be inserted in lieu thereof:

“Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein on or after the most recent effective date of the Registration Statement, or the date of the Prospectus, as the case may be.”

4.The eighth sentence of Section 6(a) of the Original Agreement shall be deleted in its entirety, and the following shall be inserted in lieu thereof:

“At the time of the initial filing of the Registration Statement, or the applicable Prospectus Supplement, as the case may be, the Company paid the required Commission filing fees relating to the securities covered by the Registration Statement, including the Shares that may be sold pursuant to this Agreement, in accordance with Rule 457(o) under the Securities Act.”

5.All references to “April 7, 2021” set forth in Schedule 1 and Exhibit 7(m) of the Original Agreement are revised to read “April 7, 2021 (as amended by Amendment No. 1, dated November 10, 2022)”.

6.Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

7.The Company will pay reasonable and documented out-of-pocket fees and disbursements of counsel to the Agents up to $75,000 in the aggregate incurred in connection with this Amendment No. 1 and other related documents.

8.This Amendment together with the Original Agreement (including all exhibits attached hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Amendment nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agents  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Amendment.  No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.  All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

9.EACH OF THE COMPANY AND THE AGENTS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

10.THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

11.Each of the Company and the Agents agree that any legal suit, action or proceeding arising out of or based upon this Amendment or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 11 of the Original Agreement, as amended by this Amendment, shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company and the Agents irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

12.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission or electronic transmission (e.g., PDF).

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company and each Agent, please so indicate in the space provided below for that purpose, whereupon this Amendment shall constitute a binding amendment to the Original Agreement between the Company and each Agent.

Very truly yours,

SVB SECURITIES LLC

By: /s/ Peter M. Fry

Name: Peter M. Fry

Title:  Head of Alt Equities

CANTOR FITZGERALD & CO.

By: /s/ Sage Kelly

Name: Sage Kelly

Title: Senior Managing Director, Head of Investment Banking

[Signature Page to Amendment No. 1 to Sales Agreement]

ACCEPTED as of the date

first-above written:

CHINOOK THERAPEUTICS, INC.

By: /s/ Eric Bjerkholt

Name:  Eric Bjerkholt

Title:  Chief Financial Officer

[Signature Page to Amendment No. 1 to Sales Agreement]